UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

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This Schedule 14A relates solely to preliminary communications made prior to furnishing shareholders of DallasNews Corporation, a Texas corporation (the “Company”), with a definitive proxy statement relating to a proposed transaction involving the Company, Hearst Media West, LLC, a Delaware limited liability company (“Parent”), and Destiny Merger Sub, Inc., a Texas corporation and wholly owned subsidiary of Parent, whereby the Company would become a wholly owned subsidiary of Parent (the “Merger”).

This Schedule 14A consists of the following documents relating to the Merger:

1.	Email sent to the Company’s employees

2.	Employee Q&A (attached to email sent to the Company’s employees)

3.	Communication sent to community and industry leaders

4.	Communication sent to certain clients of Medium Giant Company, Inc., a wholly owned subsidiary of the Company (“Medium Giant”)

1.	The following email was sent to the Company’s employees on July 10, 2025:

From: Grant Moise

Subject: An Important Day for our Company

To: DallasNews Corp - All Active Employees

Team,

This morning, we announced that the Company has entered into a definitive merger agreement to join Hearst. As many of you know, Hearst is one of the nation’s leading information, services and media companies, with a diverse mix of media brands across the country. The transaction is expected to close during the third or early fourth quarter.

We enter into this exciting partnership with Hearst with similar values and a shared history in journalism going back nearly 140 years. Both organizations are battle-tested, resilient and have learned how to earn and keep our readers’ trust through editorial excellence and ethical, honest reporting. There is simply no daylight in how Hearst and The Dallas Morning News view these overarching commitments.

We also share a belief that these are extraordinary times in the media business, with rapid and consequential changes in content creation, delivery and distribution. Hearst’s well-established track record investing in digital strategies, editorial excellence and audience reach will enhance our own journalistic mission.

The timing is also right. You all deserve tremendous credit for making meaningful progress on our Return to Growth Strategy – including putting the Company on solid financial footing – but structural challenges remain. Chief among them has been balancing the continued need to make investments in journalism and marketing services with shorter-term public market expectations. As a private company moving forward under the Hearst banner, we remove those pressures while gaining access to Hearst’s resources, platform and stellar industry reputation.

Importantly, our alignment with Hearst extends beyond the newsroom. Hearst Newspapers’ agency level services will connect well with Medium Giant and operate with the same mission: to leverage fundamental storytelling skills and digital expertise to help clients exceed their marketing goals. The symmetry between Hearst and Medium Giant going forward expands opportunities towards that goal through expanded reach, access to deeper functional expertise and broader strategic relationships.

I have included a link to this morning’s press release as well as Q&A that provides additional information. I encourage you to review these resources and I also look forward to speaking with all of you at our Town Hall scheduled for 2 pm. Please be on the lookout for a calendar invitation for additional details. I will be joined by Jeff Johnson, president of Hearst Newspapers and several Hearst colleagues. We will do our best to answer questions and lend further context.

Finally, we recognize there may be media interest in today’s announcement. As such, if you are contacted, please do not answer questions or offer any opinions and direct them instead to either Katy or me.

In closing, I want to share my excitement about the future of our Company and the many opportunities ahead of us to build on our legacy, improve our North Texas community and ensure The Dallas Morning News thrives for decades to come.

Most importantly, I want to thank you for your indispensable role in pursuit of this vital work. We have done this as a team for a long time, and we will continue in that spirit moving forward.

Grant S. Moise

Chief Executive Officer | President and Publisher

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this communication. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the Company and Hearst (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (iii) the inability to complete the proposed merger transaction involving the Company and Hearst (the “Merger”) due to the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other conditions to completion of the Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (v) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Merger; and (vii) other risks described in the Company’s public disclosures and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.

Additional Information and Where to Find It

This communication is being made in connection with the proposed merger transaction involving the Company and Hearst. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. In addition, when available, the proxy statement and the documents incorporated therein by reference will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, when it becomes available.

2.	The following Q&A was included as an attachment to the email sent to the Company’s employees on July 10, 2025:

Questions and Answers

1.	Why is Hearst the right, new owner for The Dallas Morning News?

First, Hearst Newspapers is committed to supporting our continued success through smart investments in digital strategy, compelling journalism, and expanded audience reach. It is a ‘plus’ that their commitment includes alignment with us on shared values developed over our respective nearly 140 years in journalism. This further underpins their commitment to invest in our success moving forward.

It’s also of course true that the media industry continues to be defined by disruption and change, with AI serving as the latest – and perhaps most impactful – data point. In this environment, we will be better working with Hearst, which has a committed track record of investing in local media organizations.

Finally, as a private company moving forward under the Hearst banner, we remove the public market pressures while gaining access to Hearst’s resources.

2.	Who is Hearst?

Notably, Hearst’s history in the media business is almost as long as ours as they have been in business for close to 140 years.

From a business perspective, Hearst is one of the nation’s leading information, services and media companies. Their media assets include: cable television networks such as A&E, HISTORY, Lifetime and ESPN; 35 television stations; 28 daily and 50 weekly newspapers; digital services businesses; and more than 200 magazine editions around the world.

Their other businesses include global financial services leader Fitch Group; Hearst Health, a group of medical information and services businesses; and Hearst Transportation, which includes CAMP Systems International, a major provider of software-as-a-service solutions for managing maintenance of jets and helicopters.

3.	It seemed like we had turned the corner with a strong cash position, no debt and the opportunity to meaningfully invest back into the business. Why not allow that process to play out before selling?

There is no question that our team has done a great job putting the company on solid financial footing. At the same time, it’s no secret that there are challenges in balancing the continued need to make investments in the business with shorter-term public market expectations.

Hearst understood this pain point, is an excellent partner and appropriately valued the Company. So they are the right partner at the right time and will help our company moving forward.

4.	When will the transaction close?

The transaction is expected to close during the third or early fourth quarter.

5.	What should I expect to happen in the next several weeks?

You won’t see any changes over the next several weeks. In fact, until the expected close date for the transaction during the third or early fourth quarter, it will be business as usual in every respect.

Moreover, until the closing, DallasNews Corporation will continue to trade on Nasdaq.

6.	What does this mean for me and my role?

Before the transaction closes, no change at all. It is business as usual. More generally, we have had many conversations with Hearst, and we know that they see The Dallas Morning News and Medium Giant as high-performing and high-potential – valuable assets in a growing market. Once the transaction closes, Hearst and our management team will work together to thoughtfully assess roles and responsibilities moving forward.

7.	How long will it take for me to understand how this impacts me?

After the transaction closes, we expect to have a clearer line of sight into the integration plan. As a reminder, though, it is business as usual.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this communication. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the Company and Hearst (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (iii) the inability to complete the proposed merger transaction involving the Company and Hearst (the “Merger”) due to the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other conditions to completion of the Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (v) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Merger; and (vii) other risks described in the Company’s public disclosures and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.

Additional Information and Where to Find It

This communication is being made in connection with the proposed merger transaction involving the Company and Hearst. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. In addition, when available, the proxy statement and the documents incorporated therein by reference will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, when it becomes available.

3.	The following communication was sent to community and industry leaders on July 10, 2025:

Dear Community Leader,

I am reaching out directly to let you know that, earlier today, we announced that DallasNews Corporation, the parent company for The Dallas Morning News, has signed a definitive merger agreement with Hearst, one of the nation’s leading information, services and media companies. While the deal will take time to finalize, I wanted you to hear directly from me about what this means for our ongoing commitment to North Texas.

The Dallas Morning News has been an integral institution in our city for 140 years. Nothing about today’s news changes that, and we will remain steadfastly committed to skilled journalism that covers our community comprehensively and insightfully. In addition to maintaining our journalistic standards, my leadership team and I will remain visible and engaged throughout our community. It has always been important to me that The News not only covers this community, but that we also actively participate in the daily work necessary to help North Texas achieve its full potential.

This view is aligned with Hearst’s own, industry-leading civic engagement efforts and constitutes one of several reasons why they are the ideal partner for us moving forward. Hearst has an equally long history of serving local markets and currently publishes 28 dailies and 50 weeklies across the United States.

There are also, of course, business reasons why this partnership makes sense, including our multi-year pursuit of building a sustainable business model for local journalism. The values that have framed our business model have been grounded in two key principles: 1) The News would responsibly cover this fast-growing market by maintaining one of the largest regional newsrooms in the country, and 2) The News will remain committed to the highest standards of journalism. Hearst shares these values, and we are confident that their resources, expertise, and track record of supporting and investing in local independent journalism will greatly enhance our own prospects.

As a reader, community leader, and supporter of The News, I want to thank you for your ongoing partnership. We look forward to remaining partners for many years in this new journey together.

Grant S. Moise

Chief Executive Officer | President and Publisher

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this communication. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the Company and Hearst (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (iii) the inability to complete the proposed merger transaction involving the Company and Hearst (the “Merger”) due to the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other conditions to completion of the Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (v) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Merger; and (vii) other risks described in the Company’s public disclosures and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.

Additional Information and Where to Find It

This communication is being made in connection with the proposed merger transaction involving the Company and Hearst. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. In addition, when available, the proxy statement and the documents incorporated therein by reference will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, when it becomes available.

4.	The following communication was sent to certain clients of Medium Giant on July 10, 2025:

Dear [client name]:

Earlier this morning, DallasNews Corporation – the parent company for Medium Giant and The Dallas Morning News – announced that it has entered into a definitive merger agreement to join Hearst, one of the nation’s leading information, services and media companies.

For Medium Giant clients specifically, what’s important to know is that Hearst Newspapers’ agency level services operate with a mission aligned to our own: leveraging fundamental storytelling skills and digital expertise to help you exceed marketing goals. We are confident that the symmetry between Hearst and Medium Giant going forward expands opportunities towards that goal through expanded reach, access to deeper functional expertise and broader strategic relationships.

In the short-to-medium term, it is business as usual as we expect the transaction to close during the third or early fourth quarter. Nonetheless, we expect you might have questions so please don’t hesitate to reach out to either me or your account lead and we will of course do our best to answer them.

I also encourage you to read this morning’s press release for more information concerning the rationale, timing and related considerations for this important transaction.

Thank you for your time and we look forward to continuing to deliver on your marketing goals – now and well into the future.

/John Kiker/

President, Medium Giant

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among other things, the industry and markets in which the Company operates and the transactions described in this communication. Words such as “anticipate,” “assume,” “believe,” “can,” “could,” “estimate,” “forecast,” “intend,” “expect,” “may,” “project,” “plan,” “seek,” “should,” “target,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those set forth in forward-looking statements. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the Company and Hearst (the “Merger Agreement”); (ii) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (iii) the inability to complete the proposed merger transaction involving the Company and Hearst (the “Merger”) due to the failure to obtain the requisite approval of the Company’s shareholders or the failure to satisfy other conditions to completion of the Merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; (v) the impact, if any, of the announcement or pendency of the Merger on the Company’s relationships with customers or other commercial partners; (vi) the amount of the costs, fees, expenses and charges related to the Merger; and (vii) other risks described in the Company’s public disclosures and filings with the Securities and Exchange Commission (the “SEC”). All forward-looking statements speak only as of the date of this communication or, in the case of any document incorporated by reference, the date of that document. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this communication.

Additional Information and Where to Find It

This communication is being made in connection with the proposed merger transaction involving the Company and Hearst. In connection with the proposed transaction, the Company will file a proxy statement with the SEC. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or with respect to the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The definitive proxy statement will be mailed to the Company’s shareholders. In addition, when available, the proxy statement and the documents incorporated therein by reference will be available free of charge at the SEC’s website, www.sec.gov. When available, the proxy statement and the documents incorporated therein by reference also may be obtained for free at the Company’s website, dallasnewscorporation.com, or by contacting the Company at (214) 977-8869.

Participants in the Solicitation

The Company and its directors and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is included in its proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 26, 2025, and will be included in the proxy statement relating to the proposed transaction, when it becomes available.